Exhbit 10.51
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                                              February 27, 2006


Marijn E. Dekkers
President and CEO
Thermo Electron Corporation
81 Wyman Street
Waltham, MA 02454

Dear Marijn:

     This letter confirms our agreement as to the following:

     1. That all references in your Amended & Restated Employment Agreement to the "Reference Bonus Amount" shall mean 100% of your then current salary.

     2. That the stock option to purchase 450,000 shares of the Company's common stock, exercisable for a period of 7 years from the date of grant, being granted to you on February 27, 2006, shall be in lieu of the stock option to purchase 260,000 shares of the Company's common stock, exercisable for a period of 10 years from the date of grant, to which you are entitled pursuant to Section 6(c) of your Amended & Restated Employment Agreement.


                                              Very truly yours,



                                              /s/ Elaine S. Ullian
                                              ----------------------------
                                              Elaine S. Ullian
                                              Chair
                                              Thermo Electron Corporation
                                              Compensation Committee


ACCEPTED AND AGREED:


By:   /s/ Marijn E. Dekkers
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      Marijn E. Dekkers